                                                              [PIONEER LOGO]

       PIONEER
       FUND

      [SEMIANNUAL REPORT 6/30/01]

                                                          [SELECT FUND]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                 1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                  10
      Financial Statements                                     19
      Notes to Financial Statements                            27
      Trustees, Officers and Service Providers                 32
      The Pioneer Family of Mutual Funds                       33
      Programs and Services for Pioneer Shareowners            34
      Retirement Plans from Pioneer                            36

     PIONEER FUND
     LETTER FROM THE PRESIDENT 6/30/01

     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve
     Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, has historically been the precursor for higher stock prices.

     Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

     Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

     Sooner or later, the economy seems likely to regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and the changing economic scene.

     QUARTERLY UPDATES NOW ON THE WORLDWIDE WEB

     As you probably know, you have been receiving quarterly, semiannual and annual reports for your fund. You may not be aware that the information in the quarterly reports is largely duplicated on our website. In addition, the cost to the fund's shareowners of putting up-to-date data on the worldwide web is much lower than the expense of printing and mailing reports. For those reasons, we have decided to discontinue your fund's quarterly reports; instead, we will post performance, largest holdings and other relevant facts and figures for the fund at www.pioneerfunds.com. The savings realized are substantial and will help keep fund expenses low. Of course, you will continue to receive semiannual and annual reports as before.

     Respectfully,

     /s/ David Tripple
     David Tripple
     Pioneer Investment Management, Inc.

     PIONEER FUND
     PORTFOLIO SUMMARY 6/30/01

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     Short-Term Cash Equivalents 1%   PIE CHART
     International Common Stocks 3%
     Depositary Receipts for International Stocks 5%
     U.S. Common Stocks 91%

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     Utilities 2%                     PIE CHART
     Transportation 2%
     Basic Materials 4%
     Capital Goods 7%
     Energy 8%
     Communications Services 9%
     Health Care 10%
     Technology 20%
     Financial 15%
     Consumer Cyclicals 13%
     Consumer Staples 10%

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  IBM Corp.                       2.49%   6.  The Bank of New York Co., Inc.  1.55%
       2.  Schering-Plough Corp.           2.43    7.  Bellsouth Corp.                 1.52
       3.  SBC Communications, Inc.        2.37    8.  Microsoft Corp.                 1.43
       4.  Verizon Communications          2.34    9.  McGraw-Hill Co., Inc.           1.40
       5.  Exxon Mobil Corp.               1.73   10.  Chevron Corp.                   1.33

     Fund holdings will vary for other periods.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           06/30/01    12/31/00
                            $41.72    $44.26
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 6/30/01)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.080     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth &
    Income Fund Index.

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
6/91                                                       9425                       10000                        10000
                                                          10715                       11337                      11341.1
6/93                                                      12342                       12875                      13196.1
                                                          12838                       13060                      13713.6
6/95                                                      15061                       16458                      16384.9
                                                          17970                       20723                      19971.2
6/97                                                      24059                       27900                        25763
                                                          31729                       36300                      31465.8
6/99                                                      39183                       44538                      35731.2
                                                          42587                       47754                      35506.7
6/01                                                      38786                       40688                      34930.1

           NET ASSET    PUBLIC OFFERING
 PERIOD      VALUE          PRICE*
10 Years     15.20%          14.52%
5 Years      16.63           15.26
1 Year       -8.92          -14.16

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/01       12/31/00
                            $41.02      $43.61

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/00 - 6/30/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Fund Index.

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
7/1/96                                                  10000.00                    10000.00                    10000.00
                                                        10212.00                    10247.00                    10322.30
                                                        10991.00                    11100.00                    11125.80
                                                        11235.00                    11399.00                    11313.00
6/30/97                                                 13253.00                    13385.00                    12900.10
                                                        14473.00                    14387.00                    13979.90
                                                        15079.00                    14799.00                    14116.00
                                                        17056.00                    16859.00                    15725.40
6/30/98                                                 17319.00                    17415.00                    15755.60
                                                        15803.00                    15686.00                    13791.10
                                                        19275.00                    19020.00                    16033.00
                                                        19543.00                    19965.00                    16372.60
6/30/99                                                 21194.00                    21367.00                    17891.40
                                                        19891.00                    20035.00                    16460.10
                                                        22094.00                    23013.00                    17934.60
                                                        22599.00                    23536.00                    18236.50
6/30/00                                                 22843.00                    22910.00                    17778.90
                                                        22557.00                    22690.00                    18302.50
                                                        21927.00                    20916.00                    18005.30
6/30/01                                                 19911.00                    18441.00                    16589.70
                                                        20425.00                    19520.00                    17490.30

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)
PERIOD Life-of-Class (7/1/96)
IF HELD 15.58%          IF REDEEMED* 15.35%
PERIOD 1 Year
IF HELD  -9.71%          IF REDEEMED* -13.07%
* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC)( at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/01       12/31/00
                            $40.60      $43.15

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/00 - 6/30/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Fund Index.

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
7/1/96                                                  10000.00                    10000.00                    10000.00
                                                        10117.00                    10247.00                    10322.30
                                                        10874.00                    11100.00                    11125.80
                                                        11117.00                    11399.00                    11313.00
6/30/97                                                 13114.00                    13385.00                    12900.10
                                                        14326.00                    14387.00                    13979.90
                                                        14925.00                    14799.00                    14116.00
                                                        16880.00                    16859.00                    15725.40
6/30/98                                                 17139.00                    17415.00                    15755.60
                                                        15644.00                    15686.00                    13791.10
                                                        19081.00                    19020.00                    16033.00
                                                        19349.00                    19965.00                    16372.60
6/30/99                                                 20987.00                    21367.00                    17891.40
                                                        19701.00                    20035.00                    16460.10
                                                        21883.00                    23013.00                    17934.60
                                                        22384.00                    23536.00                    18236.50
6/30/00                                                 22622.00                    22910.00                    17778.90
                                                        22342.00                    22690.00                    18302.50
                                                        21726.00                    20916.00                    18005.30
                                                        19732.00                    18441.00                    16589.70
6/30/01                                                 20442.00                    19520.00                    17490.30

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)
PERIOD Life-of-Class (7/1/96)
IF HELD 15.37%          IF REDEEMED* 15.37%
PERIOD 1 Year
IF HELD  -9.64%          IF REDEEMED*  -9,54%
* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS Y SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/01       12/31/00
                            $41.80      $44.34

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/00 - 6/30/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            $0.160       -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Fund Index.

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
5/31/99                                                 10000.00                    10000.00                    10000.00
6/30/99                                                 10293.00                    10337.00                    10413.60
                                                         9692.00                     9692.00                     9580.55
                                                        10800.00                    11133.00                    10438.70
                                                        11079.00                    11386.00                    10614.50
6/30/00                                                 11234.00                    11083.00                    10348.20
                                                        11129.00                    10976.00                    10652.90
                                                        10854.00                    10119.00                    10479.90
                                                         9885.00                     8922.00                     9655.98
6/30/01                                                 10272.00                     9444.00                    10180.10

AVERAGE ANNUAL TOTAL RETURNS*
(As of June 30, 2001)
PERIOD Life-of-Class (5/6/99)
IF HELD 1.26%          IF REDEEMED 1.26%
PERIOD 1 Year
IF HELD  -8.56%          IF REDEEMED  -8.56%
* Assumes reinvestment of distributions.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 4/30/99 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01
--------------------------------------------------------------------------------

In the following discussion, John Carey gives an overview of the market environment and Pioneer Fund's performance over the past six months.

Q: DESCRIBE THE FIRST SIX MONTHS OF 2001 IN THE STOCK MARKET, AND DISCUSS THE PERFORMANCE OF PIONEER FUND DURING THE PERIOD.

A: Overall the stock market did fairly poorly during the six months ended June 30, 2001. While a rally in the second quarter helped reduce the losses from earlier in the year, both the market as a whole as measured by the Standard & Poor's 500 Index and Pioneer Fund showed declines. Class A shares of Pioneer Fund declined 5.55% at net asset value for the six months, and the S&P 500 lost 6.68%. The average Lipper Large-Cap Value fund was also down, by 2.79%. (Lipper, Inc. is an independent firm that measures mutual fund performance.) We were pleased that we showed a lower loss than the market experienced, but we were somewhat disappointed to have fallen more than the average fund in our peer group.

    We would attribute our outperformance of the S&P to our somewhat more conservative posture with respect to some of the growth stocks in the market. Some of these growth stocks continued to correct from their lofty levels of 1999 and early 2000 in the face of lower earnings than investors had expected. The Fund was also helped by some bright spots of good performance from individual stocks in a number of sectors including technology and transportation. At the same time, we had our share of stocks in technology as well as in capital goods and consumer staples that did not do well. We began buying back into the falling tech sector last fall, and in retrospect we were a bit early. We continued adding to positions there throughout the first half of the year, to the point where the Fund was weighted about evenly with the S&P by the end of June in technology. While we believe that our investments there -- especially considering the depressed levels at which we were able to purchase many of the stocks -- will be productive for the Fund and its returns in the years ahead, in the short run the investments definitely impaired our relative returns.

Q:  WHAT OPPORTUNITIES DO YOU SEE IN TODAY'S MARKET?

A: A market like the one we have seen over the past year or so is challenging for investors. Sitting tight with stocks that are going down not only tests one's patience, but also can put some doubt in one's mind about the companies of which one had formerly thought highly. It can be even harder psychologically to initiate new positions and to buy additional shares of companies one already owns when the market is lackluster. Nevertheless, it has been our long experience that it is precisely at such difficult times that

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                      (CONTINUED)

    one can often find the best long-term bargains in the market. We have consequently taken a very active approach during the past few months. In fact, in the second quarter we initiated ten new positions. While the near-term prospects for several of the companies are uncertain, we think that all the companies have attractive opportunities over the next few years to show earnings results, by our analysis, not reflected in their current share prices. We have also had to make some hard decisions to sell positions in other companies, but our sales were quite minor relative to our purchases.

    Controlling risk in the portfolio is an objective whether the market is doing well or not. We control risk in a number of different ways. First of all, we emphasize high quality companies in each sector and industry, companies that have strong finances, good industry positions and long track records. Secondly, we keep the portfolio quite diversified so that we are not exposed to excessive risk from individual stock or sector exposures. Finally, we pay a lot of attention to relative valuations, with the objective of structuring the portfolio in a conservative manner. Of course no risk control procedures are infallible, but we take every step we can to temper the volatility of the market.

Q:  CAN YOU ELABORATE ON YOUR RECENT PURCHASES IN THE PORTFOLIO?

A: Our purchases in the second quarter included stocks in several sectors, including capital goods, consumer cyclicals, energy, health care, and technology. In capital goods, Caterpillar is well known for its construction equipment, but the company is also a premier producer of diesel engines and power-generation equipment. Minnesota Mining & Manufacturing has put together an admirably consistent record over a long period of time in the adhesives business. Who has not used the company's Scotch(TM) tape and Post-it(R) notes? Less well known are the myriad of industrial adhesives produced by this leading company. United Technologies is probably best known for its aircraft engines, but it is also an early entrant in the intriguing fuel-cell engine area. Our new position in consumer cyclicals was General Motors, whose management shows renewed commitment to improving shareholder value at the massive global auto and truck manufacturer.

    In energy we purchased shares of the large oil-drilling and equipment company Halliburton, which we think has prospects for growth as the world comes to terms with rising energy needs. Novartis, the Swiss-based drug company, is our new name in health care, due to the attractive prospects we see for the company's pharmaceutical business and the relatively moderate valuation of the company's stock. Finally, the market sell-off gave us what we felt were rare chances to take - or in a couple cases to resume

     PIONEER FUND

    - positions in some of the premier names in the technology sector. Nokia has without question been the most successful producer of cellular telephones in recent years. Dell Computer, likewise, has set the standard in the manufacture and distribution of personal computers. With respect to Sun Microsystems and Oracle, we had sold out of both companies' stocks, at very significant profits, in the first quarter of the year 2000. At much lower prices than those at which we sold, we have now re-purchased shares in the two companies. Both companies are oriented toward the technology needs of businesses rather than consumers and consequently have been particularly affected by the economic slowdown. But both appear to have maintained their strong industry positions and seem to us to be among the best-managed companies in the sector.

Q:  WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: We believe that the economy will show signs of improvement by late this year or early next year, and we are optimistic for the stock market as a result. However, we claim no expertise in economic forecasting and we feel the pitfalls of making economic predictions are formidable. Looking ahead, we think that the interest-rate cuts and income-tax reductions will have a stimulative effect on the economy. And we see signs that some of the excessive inventories are being worked down and that companies are succeeding at rationalizing their capital plant. We are also encouraged that consumer confidence has held up reasonably well. We feel that the Fund is well positioned for the resumption of economic growth, and in the months ahead we shall continue making adjustments in the portfolio we hope will be productive of good investment returns. In the meantime, we are very appreciative of your support and interest.

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

  SHARES                                                                       VALUE
               COMMON STOCKS - 99.5%
               BASIC MATERIALS - 3.7%
               ALUMINUM - 0.9%
  1,826,000    Alcoa, Inc.                                                 $   71,944,400
                                                                           --------------
               CHEMICALS - 0.6%
    916,896    E.I. du Pont de Nemours and Co.                             $   44,231,063
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.4%
    896,600    Greif Bros Corp. (non-voting)                               $   27,211,810
                                                                           --------------
               GOLD & PRECIOUS METALS MINING - 0.3%
  1,113,500    Newmont Mining Corp.                                        $   20,722,235
                                                                           --------------
               METALS MINING - 1.4%
    797,900    Phelps Dodge Corp.                                          $   33,112,850
  4,000,000    Rio Tinto Plc                                                   70,974,961
                                                                           --------------
                                                                           $  104,087,811
                                                                           --------------
               PAPER & FOREST PRODUCTS - 0.1%
    380,000    Mead Corp.                                                  $   10,313,200
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  278,510,519
                                                                           --------------
               CAPITAL GOODS - 6.7%
               AEROSPACE/DEFENSE - 1.2%
    500,000    Boeing Co.                                                  $   27,800,000
    812,300    General Dynamics Corp.                                          63,205,063
                                                                           --------------
                                                                           $   91,005,063
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.6%
    445,800    Emerson Electric Co.                                        $   26,970,900
    336,000    General Electric Co.                                            16,380,000
                                                                           --------------
                                                                           $   43,350,900
                                                                           --------------
               MACHINERY (DIVERSIFIED) - 1.6%
    900,000    Caterpillar, Inc.                                           $   45,045,000
  1,200,000    Deere & Co.                                                     45,420,000
    704,450    Ingersoll-Rand Co.                                              29,023,340
                                                                           --------------
                                                                           $  119,488,340
                                                                           --------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               MANUFACTURING (DIVERSIFIED) - 2.2%
  2,750,000    Corning, Inc.*                                              $   45,952,500
    480,800    Illinois Tool Works, Inc.                                       30,434,640
    563,300    Johnson Controls, Inc.                                          40,822,351
    100,000    Minnesota Mining & Manufacturing Co.*                           11,410,000
    750,000    United Technologies Corp.                                       54,945,000
                                                                           --------------
                                                                           $  183,564,491
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 0.2%
    541,100    Diebold, Inc.                                               $   17,396,365
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.7%
  1,243,900    Canon Inc. (A.D.R.)                                         $   51,248,680
                                                                           --------------
               TRUCKS & PARTS - 0.2%
    250,000    Paccar, Inc.                                                $   12,855,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  518,908,839
                                                                           --------------
               COMMUNICATION SERVICES - 8.3%
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
  2,068,000    Sprint Corp.                                                $   44,172,480
                                                                           --------------
               TELEPHONE - 7.7%
    505,448    Alltel Corp.                                                $   30,963,744
  2,859,600    BellSouth Corp.                                                115,156,092
  2,568,420    Qwest Communications International Inc.                         81,855,545
  4,495,637    SBC Communications, Inc.                                       180,095,218
  3,327,006    Verizon Communications                                         177,994,821
                                                                           --------------
                                                                           $  586,065,420
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $  630,237,900
                                                                           --------------
               CONSUMER CYCLICALS - 13.0%
               AUTOMOBILES - 2.1%
  3,957,168    Ford Motor Corp.                                            $   97,148,474
  1,000,000    General Motors Corp.                                            64,350,000
                                                                           --------------
                                                                           $  161,498,474
                                                                           --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.6%
    729,600    Sony Corp. (A.D.R.)                                         $   48,007,680
                                                                           --------------
               PUBLISHING - 2.5%
  3,494,400    John Wiley & Sons, Inc.+                                    $   82,642,560
  1,606,000    McGraw-Hill Co., Inc.                                          106,236,900
                                                                           --------------
                                                                           $  188,879,460
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               PUBLISHING (NEWSPAPERS) - 0.9%
    443,000    Dow Jones & Co., Inc.                                       $   26,451,530
    600,000    Gannett Co., Inc.                                               39,540,000
                                                                           --------------
                                                                           $   65,991,530
                                                                           --------------
               RETAIL (BUILDING SUPPLIES) - 0.5%
    500,000    Lowe's Companies, Inc.                                      $   36,275,000
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
    250,000    Best Buy Co., Inc.*                                         $   15,880,000
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.7%
    474,500    Harcourt General, Inc.                                      $   27,611,155
  1,192,800    Kohl's Corp.*                                                   74,824,344
    884,800    May Department Stores Co.                                       30,313,248
                                                                           --------------
                                                                           $  132,748,747
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.6%
  2,304,843    Dollar General Corp.                                        $   44,944,439
                                                                           --------------
               RETAIL (GENERAL CORP.) - 1.9%
  2,760,000    Target Corp.                                                $   95,496,000
  1,052,000    Wal-Mart Stores, Inc.                                           51,337,600
                                                                           --------------
                                                                           $  146,833,600
                                                                           --------------
               RETAIL (SPECIALTY) - 0.2%
    305,700    Barnes & Noble, Inc.*                                       $   12,029,295
                                                                           --------------
               RETAIL (SPECIALTY-APPAREL) - 0.4%
    972,900    Gap Inc.                                                    $   28,214,100
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.4%
  1,000,000    The Interpublic Group of Companies, Inc.                    $   29,350,000
    890,200    Omnicom Group                                                   76,557,200
                                                                           --------------
                                                                           $  105,907,200
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  987,209,525
                                                                           --------------
               CONSUMER STAPLES - 9.5%
               BEVERAGES (NON-ALCOHOLIC) - 0.8%
  1,357,900    PepsiCo, Inc.                                               $   60,019,180
                                                                           --------------
               BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1%
    202,000    Cox Communication, Inc.*                                    $    8,948,600
                                                                           --------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.6%
  1,732,400    Sysco Corp.                                                 $   47,034,660
                                                                           --------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               ENTERTAINMENT - 0.9%
    355,000    AOL Time-Warner, Inc.*                                      $   18,815,000
  1,009,211    Viacom, Inc. (Class B Non-voting)*                              52,226,669
                                                                           --------------
                                                                           $   71,041,669
                                                                           --------------
               FOODS - 2.8%
    966,000    Campbell Soup Co.                                           $   24,874,500
    960,600    General Mills, Inc.                                             42,055,068
  1,296,150    H.J. Heinz Co.                                                  52,999,574
    550,000    Hershey Foods Corp.                                             33,940,500
    489,100    Ralston-Ralston Purina Group                                    14,682,782
  2,358,900    Sara Lee Corp.                                                  44,677,566
                                                                           --------------
                                                                           $  213,229,990
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.8%
  1,358,600    Colgate-Palmolive Co.                                       $   80,143,814
    900,000    Procter & Gamble Co.                                            57,420,000
                                                                           --------------
                                                                           $  137,563,814
                                                                           --------------
               RETAIL (DRUG STORES) - 1.6%
    559,800    CVS Corp.                                                   $   21,608,280
  2,851,200    Walgreen Co.                                                    97,368,480
                                                                           --------------
                                                                           $  118,976,760
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.2%
    300,000    Safeway, Inc.*                                              $   14,400,000
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.7%
  2,133,800    Robert Half International, Inc.*                            $   53,110,282
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  724,324,955
                                                                           --------------
               ENERGY - 8.2%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.2%
    500,000    Halliburton Co.*                                            $   17,800,000
    370,100    Smith International, Inc.*                                      22,168,990
    523,000    Schlumberger Ltd.                                               27,535,950
    601,252    Transocean Offshore, Inc.                                       24,801,645
                                                                           --------------
                                                                           $   92,306,585
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               OIL (DOMESTIC INTEGRATED) - 1.0%
    700,000    Conoco, Inc.                                                $   19,740,000
    711,256    Conoco, Inc. (Class B)                                          20,555,298
    700,000    Shell Transport & Trading Co. (A.D.R.)                          35,238,000
                                                                           --------------
                                                                           $   75,533,298
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 6.0%
  1,884,852    BP Amoco Plc (A.D.R.)                                       $   93,959,872
  1,115,500    Chevron Corp.                                                  100,952,750
  1,503,493    Exxon Mobil Corp.                                              131,330,114
    600,000    Royal Dutch Petroleum Co.*                                      34,962,000
  1,500,000    Texaco, Inc.                                                    99,900,000
                                                                           --------------
                                                                           $  461,104,736
                                                                           --------------
               TOTAL ENERGY                                                $  628,944,619
                                                                           --------------
               FINANCIALS - 15.0%
               BANKS (MAJOR REGIONAL) - 5.3%
  2,446,800    The Bank of New York Co., Inc.                              $  117,446,400
    811,910    Huntington Bancshares, Inc.                                     13,274,729
  1,886,600    Mellon Bank Corp.                                               86,783,600
  2,864,648    National City Corp.                                             88,173,865
  1,613,600    State Street Corp.                                              79,857,064
    500,000    Wells Fargo Co.                                                 23,215,000
                                                                           --------------
                                                                           $  408,750,658
                                                                           --------------
               BANKS (REGIONAL) - 0.7%
    755,700    First Tennessee National Corp.                              $   26,230,347
    439,200    Zions Bancorp                                                   25,912,800
                                                                           --------------
                                                                           $   52,143,147
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 1.2%
    900,000    Citigroup, Inc.                                             $   47,556,000
    693,500    Morgan Stanley, Dean Witter & Co.                               44,543,505
                                                                           --------------
                                                                           $   92,099,505
                                                                           --------------
               INSURANCE (MULTI-LINE) - 1.1%
    862,218    American International Group, Inc.                          $   74,150,748
    294,876    AXA (A.D.R.)                                                     8,306,657
                                                                           --------------
                                                                           $   82,457,405
                                                                           --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               INSURANCE (PROPERTY-CASUALTY) - 2.8%
  1,174,200    Chubb Corp.                                                 $   90,918,306
    607,300    Exel Ltd.                                                       49,859,330
    331,300    Partnerre Ltd.                                                  18,354,020
    760,400    Safeco Corp.                                                    22,431,800
    647,600    St. Paul Companies, Inc.                                        32,826,844
                                                                           --------------
                                                                           $  214,390,300
                                                                           --------------
               INSURANCE BROKERS - 1.0%
    729,000    Marsh & McLennan Co., Inc.                                  $   73,629,000
                                                                           --------------
               INVESTMENT BANK/BROKERAGE - 1.0%
  1,242,000    Merrill Lynch & Co., Inc.                                   $   73,588,500
                                                                           --------------
               INVESTMENT MANAGEMENT - 1.4%
  1,015,500    Federated Investors, Inc.                                   $   32,699,100
  2,100,000    T. Rowe Price Associates, Inc.                                  78,519,000
                                                                           --------------
                                                                           $  111,218,100
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.5%
  1,040,760    Washington Mutual, Inc.                                     $   39,080,538
                                                                           --------------
               TOTAL FINANCIALS                                            $1,147,357,153
                                                                           --------------
               HEALTH CARE - 10.3%
               HEALTH CARE (DIVERSIFIED) - 3.2%
  1,233,300    Abbott Laboratories                                         $   59,210,733
  1,728,000    Bristol-Myers Squibb Co.                                        90,374,400
  1,900,000    Johnson & Johnson                                               95,000,000
                                                                           --------------
                                                                           $  244,585,133
                                                                           --------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.4%
  1,414,534    Glaxosmithkline Plc                                         $   79,496,811
    749,000    Eli Lilly & Co.                                                 55,426,000
  1,200,600    Merck & Co., Inc.                                               76,730,346
    500,000    Novartis AG (A.D.R.)                                            18,075,000
  1,100,000    Pfizer, Inc.                                                    44,055,000
    389,800    Roche Holdings AG                                               28,086,074
  5,092,800    Schering-Plough Corp.                                          184,563,072
                                                                           --------------
                                                                           $  486,432,303
                                                                           --------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
  1,532,800    Becton, Dickinson & Co.                                     $   54,858,912
                                                                           --------------
               TOTAL HEALTH CARE                                           $  785,876,348
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               TECHNOLOGY - 20.1%
               COMMUNICATIONS EQUIPMENT - 2.0%
  5,650,000    ADC Telecommunications, Inc.*                               $   37,290,000
  2,693,200    Telefonaktiebolaget LM Ericsson (A.D.R.)                        14,597,144
  4,482,061    Motorola, Inc.                                                  74,222,930
    500,000    Nokia Corp. (A.D.R.)                                            11,020,000
    900,000    Tellabs, Inc.*                                                  17,352,000
                                                                           --------------
                                                                           $  154,482,074
                                                                           --------------
               COMPUTER (HARDWARE) - 4.5%
  3,590,000    Compaq Computer Corp.                                       $   55,609,100
    525,000    Dell Computer Corp.*                                            13,728,750
  2,980,000    Hewlett-Packard Co.                                             85,228,000
  1,674,000    IBM Corp.*                                                     189,162,000
    700,000    Sun Microsystems, Inc.*                                         11,004,000
                                                                           --------------
                                                                           $  354,731,850
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 3.4%
    916,000    Adobe Systems, Inc.                                         $   43,052,000
  1,180,000    BMC Software, Inc.*                                             26,597,200
  1,490,000    Microsoft Corp.*                                               108,770,000
    500,000    Oracle Corp.*                                                    9,500,000
    498,500    Peoplesoft, Inc*                                                24,541,155
  1,000,000    Synopsys, Inc.*                                                 48,390,000
                                                                           --------------
                                                                           $  260,850,355
                                                                           --------------
               ELECTRONICS (COMPONENT DIST) - 0.2%
    476,000    Koninklijke Philips Electronics                             $   12,580,680
                                                                           --------------
               ELECTRONICS (INSTRUMENTATION) - 0.6%
    434,796    Agilent Technologies, Inc.*                                 $   14,130,870
    800,000    Veeco Instruments, Inc.*                                        31,800,000
                                                                           --------------
                                                                           $   45,930,870
                                                                           --------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               ELECTRONICS (SEMICONDUCTORS) - 4.0%
  1,600,000    Altera Corp.*                                               $   46,400,000
  3,240,000    Intel Corp.                                                     94,770,000
    900,000    Micrel, Inc.*                                                   29,700,000
    800,000    Micron Technology, Inc.*                                        32,880,000
    700,000    Taiwan Semiconductor Manufacturing Co. (A.D.R.)*                10,633,000
  2,868,000    Texas Instruments, Inc.                                         90,342,000
                                                                           --------------
                                                                           $  304,725,000
                                                                           --------------
               EQUIPMENT (SEMICONDUCTOR) - 2.3%
  1,187,000    Applied Materials, Inc.*                                    $   58,281,700
  2,022,700    Lam Research Corp.*                                             59,973,055
  1,027,000    Novellus Systems, Inc.*                                         58,323,330
                                                                           --------------
                                                                           $  176,578,085
                                                                           --------------
               PHOTOGRAPHY/IMAGING - 1.0%
  1,637,400    Eastman Kodak Co.                                           $   76,433,832
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 0.4%
    823,100    Computer Sciences Corp.*                                    $   28,479,260
                                                                           --------------
               SERVICES (DATA PROCESSING) - 1.7%
    914,200    Automatic Data Processing, Inc.                             $   45,435,740
    552,800    DST Systems, Inc.*                                              29,132,560
    454,000    Electronic Data Systems Corp.                                   28,375,000
    367,500    Fiserv, Inc.*                                                   23,512,650
                                                                           --------------
                                                                           $  126,455,950
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,541,247,956
                                                                           --------------
               TRANSPORTATION - 2.4%
               AIRLINES - 0.7%
  2,838,600    Southwest Airlines Co.                                      $   52,485,714
                                                                           --------------
               RAILROADS - 1.7%
  1,054,200    Burlington Northern, Inc.                                   $   31,805,214
  3,730,100    Norfolk Southern Corp.                                          77,213,070
    320,800    Union Pacific Corp.                                             17,615,128
                                                                           --------------
                                                                           $  126,633,412
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  179,119,126
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               UTILITIES - 2.3%
               ELECTRIC COMPANIES - 1.6%
    710,000    American Electric Power Co., Inc.                           $   32,780,700
  1,125,100    Allegheny Energy, Inc.                                          54,286,075
  1,068,900    DPL, Inc.                                                       30,955,344
                                                                           --------------
                                                                           $  118,022,119
                                                                           --------------
               NATURAL GAS - 0.5%
    558,600    KeySpan Energy Corp.                                        $   20,377,728
    767,533    Vectren Corp.                                                   15,887,934
                                                                           --------------
                                                                           $   36,265,662
                                                                           --------------
               WATER UTILITIES - 0.2%
    552,600    American Water Works Co., Inc.                              $   18,219,222
                                                                           --------------
               TOTAL UTILITIES                                             $  172,507,003
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $5,087,210,612)                                       $7,594,243,943
                                                                           --------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENTS - 0.5%
               COMMERCIAL PAPER - 0.5%
 17,289,000    Home Financing Corp., 3.81%, 7/2/01                         $   17,289,000
 22,009,000    Travelers Corp., 4.12%, 7/2/01                                  22,009,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $39,298,000)                                          $   39,298,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
               INVESTMENTS
               (Cost $5,126,508,612)(a)                                    $7,633,541,943
                                                                           ==============

    * Non income producing

    + Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

    (a) At June 30, 2001, the net unrealized gain on investment based on cost for federal income tax purposes $5,130,082,456 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of tax
          cost over value                                     $2,877,831,650
          Aggregate gross unrealized loss for all
          investments in which there is an excess of value
          over tax cost                                       $ (374,372,163)
                                                              --------------
          Net unrealized gain                                 $2,503,459,487
                                                              ==============

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001, aggregated $780,605,060 and $191,787,434, respectively.

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 06/30/01 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $39,298,000) (cost $5,126,508,612)   $7,633,541,943
     Receivables -
        Fund shares sold                                           32,679,721
        Dividends, interest and foreign taxes withheld              5,937,518
     Other                                                            408,172
                                                               --------------
           Total assets                                        $7,672,567,354
                                                               --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                        $   35,753,400
        Fund shares repurchased                                     4,080,797
     Due to bank                                                        6,149
     Due to affiliates                                              7,451,001
     Accrued expenses                                                 495,380
                                                               --------------
           Total liabilities                                   $   47,786,727
                                                               --------------
  NET ASSETS:
     Paid-in capital                                           $5,042,417,393
     Accumulated undistributed net investment income                  643,825
     Accumulated net realized gain on investments                  74,699,085
     Net unrealized gain on investments                         2,507,033,331
     Net unrealized loss on assets and liabilities
       denominated in foreign currencies                              (13,007)
                                                               --------------
           Total net assets                                    $7,624,780,627
                                                               ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,519,359,783/156,283,336 shares)      $        41.72
                                                               ==============
     Class B (based on $717,268,617/17,487,956 shares)         $        41.02
                                                               ==============
     Class C (based on $278,010,231/6,848,386 shares)          $        40.60
                                                               ==============
     Class Y (based on $110,141,996/2,635,070 shares)          $        41.80
                                                               ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                   $        44.27
                                                               ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND
     STATEMENT OF OPERATIONS (UNAUDITED)

     FOR THE SIX MONTHS ENDED 06/30/01

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $594,159)                              $  54,998,687
    Interest                                        3,810,315
                                                -------------
          Total investment income                                $  58,809,002
                                                                 -------------
 EXPENSES:
    Management fees
       Basic fee                                $  22,760,346
       Performance adjustment                       3,266,078
    Transfer agent fees
       Class A                                      6,405,728
       Class B                                        897,492
       Class C                                        244,195
    Distribution fees
       Class A                                      7,419,387
       Class B                                      3,520,210
       Class C                                      1,280,184
    Administrative fees                               505,410
    Custodian fees                                     19,287
    Registration fees                                 162,200
    Professional fees                                  86,173
    Printing                                          186,249
    Fees and expenses of nonaffiliated
      trustees                                         78,622
    Miscellaneous                                      45,629
                                                -------------
          Total expenses                                         $  46,877,190
          Less fees paid indirectly                                   (510,019)
                                                                 -------------
          Net expenses                                           $  46,367,171
                                                                 -------------
             Net investment income                               $  12,441,831
                                                                 -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                              $  23,416,173
       Other assets and liabilities
         denominated in foreign currencies            (19,276)   $  23,396,897
                                                -------------    -------------
    Change in net unrealized gain (loss) from:
       Investments                              $(484,290,637)
       Other assets and liabilities
         denominated in foreign currencies            (12,396)
                                                -------------
             Net loss on investments                             $(484,303,033)
                                                                 -------------
             Net decrease in net assets
               resulting from operations                         $(448,464,305)
                                                                 =============

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/01         YEAR ENDED
                       FROM OPERATIONS:                        (UNAUDITED)        12/31/00
 Net investment income                                        $   12,441,831   $    17,903,350
 Net realized gain on investments                                 23,396,897       570,454,946
 Change in net unrealized gain (loss) on investments            (484,303,033)     (593,772,780)
                                                              --------------   ---------------
       Net decrease in net assets resulting from operations   $ (448,464,305)  $    (5,414,484)
                                                              --------------   ---------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net investment income
       Class A ($0.08 and $0.12 per share, respectively)      $  (12,427,771)  $   (16,763,145)
       Class Y ($0.16 and $0.25 per share, respectively)            (421,073)          (53,336)
 Net realized gain:
       Class A ($0.00 and $3.24 per share, respectively)                  --      (454,290,634)
       Class B ($0.00 and $3.24 per share, respectively)                  --       (47,501,308)
       Class C ($0.00 and $3.24 per share, respectively)                  --       (15,964,446)
       Class Y ($0.00 and $3.24 per share, respectively)                  --          (802,766)
                                                              --------------   ---------------
             Total distributions to shareowners               $  (12,848,844)  $  (535,375,635)
                                                              --------------   ---------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $1,032,792,393   $ 1,600,712,584
 Reinvestment of distributions                                    11,080,183       471,554,759
 Cost of shares repurchased                                     (562,430,334)   (1,327,187,774)
                                                              --------------   ---------------
    Net increase in net assets resulting from fund share
      transactions                                            $  481,442,242   $   745,079,569
                                                              --------------   ---------------
    Net increase in net assets                                $   20,129,093   $   204,289,450
 NET ASSETS:
 Beginning of period                                           7,604,651,534     7,400,362,084
                                                              --------------   ---------------
 End of period (including accumulated undistributed net
  investment income of $643,825 and $1,050,838, respectively) $7,624,780,627   $ 7,604,651,534
                                                              ==============   ===============

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS                          (CONTINUED)

     FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                    '01 SHARES     '01 AMOUNT
CLASS A                             (UNAUDITED)    (UNAUDITED)    '00 SHARES      '00 AMOUNT
 Shares sold                        16,245,313    $ 698,403,891   23,770,053    $ 1,133,603,484
 Reinvestment of distributions         260,719       10,665,960    9,593,300        421,986,915
 Less shares repurchased            (10,375,706)   (443,834,404)  (22,676,815)   (1,082,389,510)
                                    -----------   -------------   -----------   ---------------
    Net increase                     6,130,326    $ 265,235,447   10,686,538    $   473,200,889
                                    ===========   =============   ===========   ===============
 CLASS B
 Shares sold                         3,191,207    $ 134,454,731    6,611,006    $   311,717,272
 Reinvestment of distributions              --               --      912,544         39,440,020
 Less shares repurchased            (1,875,193)     (78,592,071)  (3,907,350)      (183,579,578)
                                    -----------   -------------   -----------   ---------------
    Net increase                     1,316,014    $  55,862,660    3,616,200    $   167,577,714
                                    ===========   =============   ===========   ===============
 CLASS C
 Shares sold                         2,003,496    $  83,579,706    3,231,024    $   150,556,521
 Reinvestment of distributions              --               --      217,184          9,286,849
 Less shares repurchased              (735,020)     (30,404,420)  (1,220,601)       (56,610,151)
                                    -----------   -------------   -----------   ---------------
    Net increase                     1,268,476    $  53,175,286    2,227,607    $   103,233,219
                                    ===========   =============   ===========   ===============
 CLASS Y
 Shares sold                         2,568,270    $ 116,354,065      101,815    $     4,835,307
 Reinvestment of distributions          10,136          414,223       19,034            840,975
 Less shares repurchased              (226,753)      (9,599,439)     (96,745)        (4,608,535)
                                    -----------   -------------   -----------   ---------------
    Net increase                     2,351,653    $ 107,168,849       24,104    $     1,067,747
                                    ===========   =============   ===========   ===============

  22
   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 06/30/01

                                              SIX MONTHS
                                                 ENDED
                                               06/30/01      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                  CLASS A                     (UNAUDITED)     12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
Net asset value, beginning of period          $    44.26     $   47.60     $   43.30     $   34.95     $   26.89     $    24.36
                                              ----------     ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment
  operations:
   Net investment income                      $     0.09     $    0.16     $    0.18     $    0.21     $    0.30     $     0.37
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                  (2.55)        (0.14)         6.51          9.84          9.97           4.35
                                              ----------     ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from
        investment operations                 $    (2.46)    $    0.02     $    6.69     $   10.05     $   10.27     $     4.72
Distributions to shareowners:
   Net investment income                           (0.08)        (0.12)        (0.17)        (0.21)        (0.31)         (0.37)
   Net realized gain                                  --         (3.24)        (2.22)        (1.49)        (1.90)         (1.82)
                                              ----------     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value    $    (2.54)    $   (3.34)    $    4.30     $    8.35     $    8.06     $     2.53
                                              ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $    41.72     $   44.26     $   47.60     $   43.30     $   34.95     $    26.89
                                              ==========     ==========    ==========    ==========    ==========    ==========
Total return*                                      (5.55)%        0.12%        15.63%        29.00%        38.47%         19.70%
Ratio of net expenses to average net assets+        1.14%**       1.11%         1.10%         1.09%         1.03%          1.01%
Ratio of net investment income to average
  net assets+                                       0.42%**       0.31%         0.39%         0.52%         0.93%          1.40%
Portfolio turnover rate                                5%**         20%           10%            9%           17%            25%
Net assets, end of period (in thousands)      $6,519,360     $6,645,954    $6,638,130    $5,388,761    $3,991,726    $2,896,670
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                     1.13%**       1.09%         1.09%         1.08%         1.02%          0.99%
   Net investment income                            0.43%**       0.33%         0.40%         0.53%         0.94%          1.42%

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratio assuming no reduction for fees paid indirectly.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 06/30/01

                                                   SIX MONTHS
                                                      ENDED
                                                    06/30/01     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     7/1/96 TO
                     CLASS B                       (UNAUDITED)    12/31/00     12/31/99     12/31/98    12/31/97(A)   12/31/96(A)
Net asset value, beginning of period                $  43.61      $  47.24     $  43.20     $  35.01      $ 27.02       $26.40
                                                    --------      --------     --------     --------      -------       ------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  (0.06)     $  (0.18)    $  (0.12)    $  (0.04)     $  0.01       $ 0.07
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions     (2.53)        (0.21)        6.38         9.72         9.99         2.50
                                                    --------      --------     --------     --------      -------       ------
         Net increase (decrease) from investment
           operations                               $  (2.59)     $  (0.39)    $   6.26     $   9.68      $ 10.00       $ 2.57
Distributions to shareowners:
   Net investment income                                  --            --           --           --        (0.11)       (0.07)
   In excess of net investment income                     --            --           --           --           --        (0.06)
   Net realized gain                                      --         (3.24)       (2.22)       (1.49)       (1.90)       (1.82)
                                                    --------      --------     --------     --------      -------       ------
Net increase (decrease) in net asset value          $  (2.59)     $  (3.63)    $   4.04     $   8.19      $  7.99       $ 0.62
                                                    --------      --------     --------     --------      -------       ------
Net asset value, end of period                      $  41.02      $  43.61     $  47.24     $  43.20      $ 35.01       $27.02
                                                    ========      ========     ========     ========      =======       ======
Total return*                                          (5.94)%       (0.75)%      14.63%       27.82%       37.19%        9.92%
Ratio of net expenses to average net assets+            1.97%**       1.98%        1.98%        1.99%        1.92%        1.82%**
Ratio of net investment income (loss) to average
  net assets+                                          (0.42)%**     (0.56)%      (0.50)%      (0.41)%      (0.02)%       0.46%**
Portfolio turnover rate                                    5%**         20%          10%           9%          17%          25%
Net assets, end of period (in thousands)            $717,269      $705,339     $593,145     $271,796      $53,010       $8,940
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                         1.96%**       1.96%        1.96%        1.96%        1.88%        1.80%**
   Net investment income (loss)                        (0.41)%**     (0.54)%      (0.48)%      (0.38)%       0.02%        0.48%**

(a)  The per share data presented is based upon the average
     shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 6/30/01

                                                  SIX MONTHS
                                                     ENDED
                                                    6/30/01     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED     7/1/96 TO
                    CLASS C                       (UNAUDITED)    12/31/00    12/31/99(A)    12/31/98    12/31/97(A)   12/31/96(A)
Net asset value, beginning of period               $  43.15      $  46.76     $  42.76      $ 34.66       $26.74        $26.40
                                                   --------      --------     --------      -------       ------        ------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.01)     $  (0.12)    $  (0.09)     $ (0.04)      $ 0.02        $ 0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                     (2.54)        (0.25)        6.31         9.63         9.89          2.23
                                                   --------      --------     --------      -------       ------        ------
      Net increase (decrease) from investment
        operations                                 $  (2.55)     $  (0.37)    $   6.22      $  9.59       $ 9.91        $ 2.26
Distributions to shareowners:
   Net investment income                                 --            --           --           --        (0.09)        (0.03)
   In excess of net investment income                    --            --           --           --           --         (0.07)
   Net realized gain                                     --         (3.24)       (2.22)       (1.49)       (1.90)        (1.82)
                                                   --------      --------     --------      -------       ------        ------
Net increase (decrease) in net asset value         $  (2.55)     $  (3.61)    $   4.00      $  8.10       $ 7.92        $ 0.34
                                                   --------      --------     --------      -------       ------        ------
Net asset value, end of period                     $  40.60      $  43.15     $  46.76      $ 42.76       $34.66        $26.74
                                                   ========      ========     ========      =======       ======        ======
Total return*                                         (5.90)%       (0.72)%      14.68%       27.85%       37.25%         8.74%
Ratio of net expenses to average net assets+           1.90%**       1.95%        1.96%        1.97%        1.87%         2.11%**
Ratio of net investment income (loss) to average
  net assets+                                         (0.36)%**     (0.54)%      (0.49)%      (0.39)%       0.02%         0.20%**
Portfolio turnover rate                                   5%**         20%          10%           9%          17%           25%
Net assets, end of period (in thousands)           $278,010      $240,792     $156,739      $47,389       $8,261        $1,831
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                        1.89%**       1.92%        1.93%        1.93%        1.83%         2.08%**
   Net investment income (loss)                       (0.35)%**     (0.51)%      (0.46)%      (0.35)%       0.06%         0.23%**

(a)  The per share data presented is based upon the average
     shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     FINANCIAL HIGHLIGHTS 6/30/01

                                        SIX MONTHS
                                           ENDED
                                          6/30/01     YEAR ENDED   5/6/99 TO
              CLASS Y(a)                (UNAUDITED)    12/31/00     12/31/99
 Net asset value, beginning of period    $  44.34      $ 47.62      $ 46.44
                                         --------      -------      -------
 Increase (decrease) from investment
    operations:
    Net investment income                $   0.07      $  0.35      $  0.23
    Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions         (2.45)       (0.14)        3.41
                                         --------      -------      -------
          Net increase (decrease) from
             investment operations       $  (2.38)     $  0.21      $  3.64
 Distributions to shareowners:
    Net investment income                   (0.16)       (0.25)       (0.24)
    Net realized gain                          --        (3.24)       (2.22)
                                         --------      -------      -------
 Net increase (decrease) in net asset
    value                                $  (2.54)     $ (3.28)     $  1.18
                                         --------      -------      -------
 Net asset value, end of period          $  41.80      $ 44.34      $ 47.62
                                         ========      =======      =======
 Total return*                              (5.36)%       0.50%        8.00%
 Ratio of net expenses to average net
    assets+                                  0.71%**      0.72%        0.72%**
 Ratio of net investment income (loss)
    to average net assets+                   0.82%**      0.70%        0.73%**
 Portfolio turnover rate                        5%**        20%          10%
 Net assets, end of period (in
    thousands)                           $110,142      $12,566      $12,348
 Ratios assuming reduction for fees
    paid indirectly:
    Net expenses                             0.68%**      0.70%        0.71%**
    Net investment income                    0.85%**      0.72%        0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
 **   Annualized.
 +    Ratios assuming no reduction for fees paid indirectly.

  26
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)            (CONTINUED)

        interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary

     PIONEER FUND

        of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,181,724 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2001.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Fund Index. For the six months ended June 30, 2001, the aggregate performance adjustment resulted in an increase to management fees of $3,266,078, resulting in a management fee equivalent to 0.69% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)            (CONTINUED)

     reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $4,578,867 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $845,628 in transfer agent fees payable to PIMSS at June 30, 2001.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,026,506 in distribution fees payable to PFD at June 30, 2001.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $974,369 were paid to PFD.
  30

     PIONEER FUND

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $510,019 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2001:

                                     CHART

                                                  DIVIDEND
AFFILIATES                    PURCHASES   SALES    INCOME       VALUE
John Wiley & Sons, Inc.         $  -      $  -    $139,776   $82,642,560

     PIONEER FUND

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     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.

     CUSTODIAN
     Brown Brothers Harriman & Co.

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneer Investment Management Shareholder Services, Inc.

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     THE PIONEER FAMILY OF MUTUAL FUNDS

    For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund**
Pioneer International Value Fund***
(formerly Pioneer International
Growth Fund)
Pioneer International Equity Fund***
(formerly Pioneer World Equity Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly
Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund**
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*
    * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
    **  Closed to new investors effective June 29, 2001.
    *** Name change effective July 30, 2001.

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     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



    INDIVIDUAL RETIREMENT ACCOUNT (IRA)
    An IRA is a tax-favored account that allows anyone under age 70( 1/2) with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.



    ROTH IRA
    The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.



    401(K) PLAN
    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.



    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) -IRA PLAN
    Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k) plan, but has no administration costs. Employees can make pre-tax contributions up to $6,500 per year. An employer contribution is required.



    403(b) PLAN
    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
  36

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    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.



    PROFIT SHARING PLAN
    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.



    AGE-WEIGHTED PROFIT SHARING PLAN
    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.



    MONEY PURCHASE PENSION PLAN (MPP)
    Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02208-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.


PIONEER LOGO

PIONEER INVESTMENT MANAGEMENT, INC.          10301-00-0801
60 STATE STREET                              (c)PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
WWW.PIONEERFUNDS.COM                         RECYCLE LOGO PRINTED ON RECYCLED
                                             PAPER